UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K
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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities and Exchange Act of 1934

Date of report:  March 8, 2010

Date of earliest event reported:  March 4, 2010

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PACIFIC ASIA PETROLEUM, INC.
(Exact name of registrant as specified in its charter)

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Delaware
(State or other jurisdiction of incorporation)

001-34525	30-0349798
(Commission File Number)	(IRS Employer Identification Number)

250 East Hartsdale Ave., Hartsdale, New York 10530
(Address of principal executive offices)

(914) 472-6070
(Registrant’s telephone number, including area code)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.                      Entry Into A Material Definitive Agreement.

On March 4, 2010, Pacific Asia Petroleum, Inc. (the “Company”) entered into an amendment (the “Amendment”) to that certain Purchase and Sale Agreement (the “CAMAC Agreement”), dated November 18, 2009, entered into with CAMAC Energy Holdings Limited and certain of its affiliates (“CAMAC”).  Pursuant to the CAMAC Agreement, the Company agreed to acquire all of CAMAC’s interest in a Production Sharing Contract (the “PSC”) with respect to that certain oilfield asset known as the Oyo Field (the “Contract Rights”).  The PSC sets out the terms of agreement in relation to petroleum operations in the area covered by the Oil Mining Lease 120 and Oil Mining Lease 121 granted on August 28, 2002 by the Federal Republic of Nigeria to affiliates of CAMAC with respect to Oil Prospecting License Block 210 awarded to CAMAC on June 3, 1992 by the Federal Republic of Nigeria.  In exchange for the Contract Rights, the Company has agreed to pay $38.84 million in cash, and issue common stock to CAMAC equal to 62.74% of the Company’s issued and outstanding common stock (collectively, the “CAMAC Transaction”).

The Amendment provides, among other things, (i) for the removal as a condition to closing the requirement that the Company raise at least $45 million in equity financings prior to closing, (ii) that the Company pay to CAMAC at closing only $32 million of the $38.84 million in cash consideration due, with the balance $6.84 million payable post-closing on the earlier of sufficient receipt of oil proceeds from the Oyo Field or six months from the closing date, (iii) that closing shall occur on or before April 7, 2010, and (iv) for the reimbursement of CAMAC by the Company for certain pre-closing costs and expenses incurred in connection with operations under the PSC related to the Oyo Field, payable post-closing on the earlier of sufficient receipt of oil proceeds from the Oyo Field or six months from the closing date.

The transaction is expected to close on or about April 7, 2010, and is subject to the satisfaction of customary conditions to closing, including, without limitation, (i) the negotiation and entry by the parties into certain other agreements as set forth in the CAMAC Agreement in forms reasonably satisfactory to the parties, and (ii) the approval of the Company’s stockholders of the CAMAC Agreement and the transactions contemplated thereby.  The Company has raised approximately $37.5 million through registered direct offerings closing on February 16, 2010 (as disclosed in the Company’s Form 8-K filed February 16, 2010) and on March 5, 2010 (as disclosed below), which provide sufficient cash required to consummate the closing of the CAMAC Transaction.  However, if the Company is unable to agree upon the terms of the other required agreements between the parties or satisfy any of the other closing conditions set forth in the CAMAC Agreement, the Company may be unable to consummate the transactions described in the CAMAC Agreement.

The foregoing summary of the material terms and conditions of the Amendment is qualified in its entirety by reference to the Amendment, a copy of which is attached hereto as Exhibit 10.1 and incorporated by reference in this Item 1.01.

For additional information relating to the CAMAC Agreement and CAMAC Transaction, please see the Company’s Form 8-K filed November 23, 2009.  For additional information relating to the Company’s registered direct offering that closed on February 16, 2010, please see the Company’s Form 8-K’s filed on February 10, 2010 and February 16, 2010.  For additional information relating to the Company’s registered direct offering that closed on March 5, 2010, please see the Company’s Form 8-K filed on March 3, 2010 and below.  The foregoing description of the terms of the CAMAC Agreement and CAMAC Transaction are not complete and are qualified in its entirety by the terms and conditions of the CAMAC Agreement attached to the Company’s Form 8-K filed November 23, 2009 as Exhibit 10.1, and incorporated by reference herein.

Item 7.01.  Regulation FD Disclosure.

On March 8, 2010, the Company issued two press releases announcing the closing of its previously disclosed registered direct offering and amendment of the CAMAC Agreement, respectively.  A copy of these press releases are attached as Exhibit 99.1 and Exhibit 99.2 to this Current Report, respectively.

The information contained in Item 7.01 to this Current Report on Form 8-K and the exhibits attached hereto as Exhibit 99.1 and Exhibit 99.2 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information or such exhibits be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing. The information set forth in this Item 7.01, Exhibit 99.1, or Exhibit 99.2 to this Form 8-K shall not be deemed an admission as to the materiality of any information in Item 7.01 to this Current Report on Form 8-K that is required to be disclosed solely to satisfy the requirements of Regulation FD.

Item 8.01.                       Other Events.

On March 5, 2010, the Company closed the previously disclosed sale of 4,146,922 shares of its common stock (the "Shares"), issuance of Series C Warrants exercisable at $4.50 per share for an aggregate of 1,658,769 additional Shares, and Series D Warrants exercisable at $4.12 per share for an aggregate of 1,658,769 additional Shares, in a registered direct offering to certain accredited investors. The Shares were issued pursuant to that certain registration statement on Form S-3 (File No. 333-163869) declared effective by the Securities and Exchange Commission (the "SEC") on February 3, 2010, as supplemented on March 3, 2010.

Item 9.01.         Financial Statements and Exhibits.

        (d)         Exhibits.

Exhibit	Description

10.1
Amendment No. 1 to Purchase and Sale Agreement, dated March 4, 2010, by and among Pacific Asia Petroleum, Inc., CAMAC Petroleum Limited, CAMAC Energy Holdings Limited, CAMAC International (Nigeria) Limited, and Allied Energy Plc

99.1	Press Release, dated March 8, 2010
99.2	Press Release, dated March 8, 2010

SIGNATURES

Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  March 8, 2010

Pacific Asia Petroleum, Inc.

By:	/s/ Frank C. Ingriselli
Frank C. Ingriselli
Chief Executive Officer

Index to Exhibit

Exhibit	Description

10.1
Amendment No. 1 to Purchase and Sale Agreement, dated March 4, 2010, by and among Pacific Asia Petroleum, Inc., CAMAC Petroleum Limited, CAMAC Energy Holdings Limited, CAMAC International (Nigeria) Limited, and Allied Energy Plc

99.1	Press Release, dated March 8, 2010
99.2	Press Release, dated March 8, 2010